UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2022

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue	New York	New York	10017-5592
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (917) 663-2000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
2.375% Notes due 2022	PM22B	New York Stock Exchange
2.500% Notes due 2022	PM22	New York Stock Exchange
2.500% Notes due 2022	PM22C	New York Stock Exchange
2.625% Notes due 2023	PM23	New York Stock Exchange
2.125% Notes due 2023	PM23B	New York Stock Exchange
3.600% Notes due 2023	PM23A	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07, on May 4, 2022, shareholders of Philip Morris International Inc. (the "Company") approved the Philip Morris International Inc. 2022 Performance Incentive Plan. A summary of the material terms of the Philip Morris International Inc. 2022 Performance Incentive Plan is set forth under the caption "Approval of the 2022 Performance Incentive Plan" in the Company's proxy statement dated March 24, 2022 (the "Proxy Statement"). The summary is qualified in its entirety by reference to the Philip Morris International Inc. 2022 Performance Incentive Plan, filed as Exhibit B to the Proxy Statement, and attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 4, 2022, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). There were 1,253,884,403 shares of Common Stock, constituting 80.89% of outstanding shares on the record date (March 11, 2022), represented in person or by proxy at the meeting. The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of Directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
Brant Bonin Bough	1,068,273,348	8,160,028	2,765,053	174,685,974
André Calantzopoulos	1,057,452,830	19,279,652	2,465,947	174,685,974
Michel Combes	952,502,192	123,967,799	2,728,438	174,685,974
Juan José Daboub	1,051,823,101	24,796,212	2,579,116	174,685,974
Werner Geissler	1,003,694,237	72,773,510	2,730,682	174,685,974
Lisa A. Hook	1,042,884,550	33,851,658	2,462,221	174,685,974
Jun Makihara	1,051,871,233	24,779,621	2,547,575	174,685,974
Kalpana Morparia	1,039,277,076	37,404,160	2,517,193	174,685,974
Lucio A. Noto	1,007,768,807	57,261,062	14,168,560	174,685,974
Jacek Olczak	1,070,136,590	6,602,935	2,458,904	174,685,974
Frederik Paulsen	1,070,930,384	5,633,989	2,634,056	174,685,974
Robert B. Polet	1,031,484,120	45,056,587	2,657,722	174,685,974
Dessislava Temperley	1,065,112,812	11,534,399	2,551,218	174,685,974
Shlomo Yanai	1,053,734,878	22,885,466	2,578,085	174,685,974

All director nominees were duly elected.

Proposal 2: Advisory Vote Approving Executive Compensation.

For	Against	Abstain	Broker Non-Vote

751,820,683	322,282,869	5,094,877	174,685,974
The proposal was approved on an advisory basis.

Proposal 3: Approval of the Philip Morris International Inc. 2022 Performance Incentive Plan.

For	Against	Abstain	Broker Non-Vote

1,029,613,750	45,308,348	4,276,331	174,685,974
The proposal was approved.

Proposal 4: Ratification of the Selection of PricewaterhouseCoopers SA as Independent Auditors for the fiscal year ending December 31, 2022.

For	Against	Abstain

1,241,673,409	9,067,610	3,143,384
The proposal was approved.

Proposal 5: Shareholder Proposal to Phase Out all Production of PMI's Health-Hazardous and Addictive Products by 2025.

For	Against	Abstain	Broker Non-Vote

15,491,549	1,043,750,950	19,955,930	174,685,974
The proposal was defeated.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Philip Morris International Inc. 2022 Performance Incentive Plan.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel & Corporate Secretary
Date: May 6, 2022